Fees Summary	May 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 172,500,000
Previously Paid Amount	0
Total Fee Amount	26,409.75
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering of Notes. The maximum aggregate offering price of that offering is $172,500,000.
Net Fee	$ 26,409.75
Narrative - Max Aggregate Offering Price	$ 172,500,000
Final Prospectus	true